UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2017

BEMAX INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197756	46-554081
(State or other jurisdiction)	(Commission file number)	(IRS Employer Identification No.)

625 Silver Oak Drive Dallas, GA (Address of principal executive offices)	30132 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Event

Item 8.01 Other Events.

1.
As of January 10, 2017, holders of Bemax Inc ("Company") Convertible Notes due between October 19, 2016 and December 9 2016 (the "Notes"), had converted principal and interest due under the Notes in the aggregate amount of $315,072 to 184,748,966 shares of Common Stock. The Notes were originally issued by the Company between the periods of April 19, 2016 to June 9, 2016 at an aggregate original value of $302,750.

As of January 10, 2017, there were 451,640,836 shares of Common Stock issued and outstanding following the above noted conversion of the convertible Notes, all as described above.

The above noted convertible Notes including principal and interest are now 100 percent converted to the Company's common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEMAX INC.

 (Registrant)

Date:  January 12, 2017

By: /s/ Taiwo Aimasiko

President/CEO